Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION
The following tables present unaudited pro forma financial statements of NorthStar Realty Finance Corp. (the "Company" or "NorthStar Realty"), consisting of pro forma results of operations for the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011 and a pro forma balance sheet as of March 31, 2014.
The unaudited pro forma statements of operations represents the historical results of operations for the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011 and gives effect to the internal corporate reorganization where the Company collapsed its three tier holding company (the "Reorganization") and the spin-off of NorthStar Asset Management Group Inc. ("NSAM"), as if they occurred on January 1, 2011.  The pro forma balance sheet adjustments assume that the Reorganization and the spin-off of NSAM occurred as of March 31, 2014.
The unaudited pro forma financial statements are not necessarily indicative of what our financial condition or results of operations would have been for the periods presented, nor are they representative of our future financial condition or results of operations. The unaudited pro forma financial statements should be read in conjunction with the NorthStar Realty Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Quarterly Report on Form 10-Q for the three months ended March 31, 2014 and the Form 10-12B of NSAM, and the amendments thereto.

The following tables present the Company's unaudited pro forma consolidated statement of operations for the three months ended March 31, 2014 and 2013 and years ended December 31, 2013, 2012 and 2011 (dollars in thousands, except per share data):

	Three Months Ended March 31, 2014							Three Months Ended March 31, 2013
	NorthStar Realty(1)		NSAM (1)	Pro forma Adjustments		Pro Forma		NorthStar Realty(1)	NSAM (1)	Pro forma Adjustments		Pro Forma
Net interest income
Interest income	$78,679		$—	$—		$78,679		$70,335	$—	$—		$70,335
Interest expense on debt and securities	3,283		—	—		3,283		11,397	—	—		11,397
Net interest income on debt and securities	75,396		—	—		75,396		58,938	—	—		58,938
Other revenues
Rental and escalation income	68,425		—	—		68,425		37,936	—	—		37,936
Selling commissions and dealer manager fees, related parties	14,548		(14,548)	—		—		16,940	(16,940)	—		—
Asset management and other fees, related parties	9,485		(8,669)	—		816		4,508	(4,508)	—		—
Other revenue	1,789		(121)	—		1,668		452	(107)	—		345
Total other revenues	94,247		(23,338)	—		70,909		59,836	(21,555)	—		38,281
Expenses
Asset management fee, related parties	—		—	30,811	(2)	30,811		—	—	24,658	(3)	24,658
Other interest expense	39,033		—	—		39,033		25,780	—	—		25,780
Real estate properties – operating expenses	21,958		—	—		21,958		8,665	—	—		8,665
Commission expense	13,560	—	(13,560)	—		—		15,369	(15,369)	—		—
Other expenses	776	—	(8)	—		768		1,254	—	—		1,254
Transaction costs	8,110	—	—	—		8,110		3,753	—	—		3,753
Provision for loan losses, net	1,886		—	—		1,886		2,336	—	—		2,336
General and administrative
Salaries and equity-based compensation	20,863		(13,630)	(4,492)	(4)	2,741		18,330	(6,793)	(8,892)	(4)	2,645
Other general and administrative expenses	6,425		(1,873)	(3,104)	(4)	1,448		5,026	(1,504)	(2,391)	(4)	1,131
Total general and administrative	27,288		(15,503)	(7,596)		4,189		23,356	(8,297)	(11,283)		3,776
Depreciation and amortization	27,049		(22)	—		27,027		14,705	(18)	—		14,687
Total expenses	139,660		(29,093)	23,215		133,782		95,218	(23,684)	13,375		84,909
Income (loss) from operations	29,983		5,755	(23,215)		12,523		23,556	2,129	(13,375)		12,310
Equity in earnings (losses) of unconsolidated ventures	31,792		—	—		31,792		8,313	—	—		8,313
Unrealized gain (loss) on investments and other	(141,951)		—	—		(141,951)		13,585	—	—		13,585
Realized gain (loss) on investments and other	(45,901)		—	—		(45,901)		4,082	—	—		4,082
Gain (loss) from deconsolidation of N-Star CDOs	3,355		—	—		3,355		—	—	—		—
Income (loss) from continuing operations	(122,722)		5,755	(23,215)		(140,182)		49,536	2,129	(13,375)		38,290
Income (loss) from discontinued operations	(384)		—	—		(384)		160	—	—		160
Net income (loss)	(123,106)		5,755	(23,215)		(140,566)		49,696	2,129	(13,375)		38,450
Net (income) loss attributable to non-controlling interests	3,736		—	(3,596)	(5)	140		(1,733)	—	1,733	(5)	—
Preferred stock dividends	(15,591)		—	—		(15,591)		(11,341)	—	—		(11,341)
Net income (loss) attributable to common stockholders	$(134,961)		$5,755	$(26,811)		$(156,017)		$36,622	$2,129	$(11,642)		$27,109
Net income (loss) per common share attributable to common stockholders (basic/diluted)						$(0.95)	(6)					$0.29	(6)
Weighted average common shares (basic/diluted)						164,799	(6)					94,107	(6)

	Year Ended December 31, 2013						Year Ended December 31, 2012
	NorthStar Realty(1)	NSAM(1)	Pro forma Adjustments		Pro Forma		NorthStar Realty(1)	NSAM (1)	Pro forma Adjustments		Pro Forma
Net interest income
Interest income	$303,989	$—	$—		$303,989		$386,053	$—	$—		$386,053
Interest expense on debt and securities	38,152	—	—		38,152		50,557	—	—		50,557
Net interest income on debt and securities	265,837	—	—		265,837		335,496	—	—		335,496
Other revenues
Rental and escalation income	235,492	—	—		235,492		112,496	—	—		112,496
Selling commissions and dealer manager fees, related parties	62,572	(62,572)	—		—		42,385	(42,385)	—		—
Asset management and other fees, related parties	27,301	(26,633)	—		668		7,916	(7,916)	—		—
Other revenue	5,420	(733)	—		4,687		2,272	(460)	—		1,812
Total other revenues	330,785	(89,938)	—		240,847		165,069	(50,761)	—		114,308
Expenses
Asset management fee, related parties	—	—	100,681	(2)	100,681		—	—	100,000	(3)	100,000
Other interest expense	140,507	—	—		140,507		89,536	—	—		89,536
Real estate properties – operating expenses	73,668	—	—		73,668		18,679	—	—		18,679
Commission expense	57,325	(57,325)	—		—		38,506	(38,506)			—
Other expenses	4,703	(71)	—		4,632		6,648	(225)	—		6,423
Transaction costs	12,464	—	—		12,464		2,571	—	—		2,571
Provision for (reversal of) loan losses, net	(8,786)	—	—		(8,786)		23,037	—	—		23,037
General and administrative
Salaries and equity-based compensation	64,726	(26,521)	(26,796)	(4)	11,409		62,313	(24,441)	(27,458)	(4)	10,414
Other general and administrative expenses	22,511	(6,352)	(11,055)	(4)	5,104		19,370	(4,846)	(10,290)	(4)	4,234
Total general and administrative	87,237	(32,873)	(37,851)		16,513		81,683	(29,287)	(37,748)		14,648
Depreciation and amortization	93,470	(74)	—		93,396		47,499	(65)	—		47,434
Total expenses	460,588	(90,343)	62,830		433,075		308,159	(68,083)	62,252		302,328
Income (loss) from operations	136,034	405	(62,830)		73,609		192,406	17,322	(62,252)		147,476
Equity in earnings (losses) of unconsolidated ventures	85,477	—	—		85,477		88	—	—		88
Other income (loss)	38	—	—		38		20,258	—	—		20,258
Unrealized gain (loss) on investments and other	(34,977)	—	—		(34,977)		(548,277)	—	—		(548,277)
Realized gain (loss) on investments and other	33,676	—	—		33,676		60,485	—	—		60,485
Gain (loss) from deconsolidation of N-Star CDOs	(299,802)	—	—		(299,802)		—	—	—		—
Income (loss) from continuing operations	(79,554)	405	(62,830)		(141,979)		(275,040)	17,322	(62,252)		(319,970)
Income (loss) from discontinued operations	(8,356)	—	—		(8,356)		(128)	—	—		(128)
Gain on sale from discontinued operations	—	—	—		—		2,079	—	—		2,079
Net income (loss)	(87,910)	405	(62,830)		(150,335)		(273,089)	17,322	(62,252)		(318,019)
Net (income) loss attributable to non-controlling interests	5,973	—	(5,571)	(5)	402		11,527	—	(13,962)	(5)	(2,435)
Preferred stock dividends	(55,516)	—	—		(55,516)		(27,025)	—	—		(27,025)
Net income (loss) attributable to common stockholders	$(137,453)	$405	$(68,401)		$(205,449)		$(288,587)	$17,322	$(76,214)		$(347,479)
Net income (loss) per common share attributable to NorthStar Realty common stockholders (basic/diluted)					$(1.86)	(6)					$(5.30)	(6)
Weighted average common shares (basic/diluted)					110,489	(6)					65,612	(6)

	Year Ended December 31, 2011
	NorthStar Realty(1)	NSAM(1)	Pro forma Adjustments		Pro Forma
Net interest income
Interest income	$401,201	$—	$—		$401,201
Interest expense on debt and securities	45,280	—	—		45,280
Net interest income on debt and securities	355,921	—	—		355,921
Other revenues
Rental and escalation income	108,549	—	—		108,549
Selling commissions and dealer manager fees, related parties	12,024	(12,024)	—		—
Asset management and other fees, related parties	959	(959)	—		—
Other revenue	925	(72)	—		853
Total other revenues	122,457	(13,055)	—		109,402
Expenses
Asset management fee, related parties	—	—	100,000	(3)	100,000
Other interest expense	94,988	—	—		94,988
Real estate properties – operating expenses	22,611	—	—		22,611
Commission expense	10,764	(10,764)	—		—
Other expenses	8,824	(97)	—		8,727
Provision for loan losses, net	52,980	—	—		52,980
Provision for loss on equity investment	4,482	—	—		4,482
General and administrative
Salaries and equity-based compensation	66,183	(21,841)	(33,446)	(4)	10,896
Other general and administrative expenses	24,877	(5,973)	(13,929)	(4)	4,975
Total general and administrative	91,060	(27,814)	(47,375)		15,871
Depreciation and amortization	42,915	(62)	—		42,853
Total expenses	328,624	(38,737)	52,625		342,512
Income (loss) from operations	149,754	25,682	(52,625)		122,811
Equity in earnings (losses) of unconsolidated ventures	(2,738)	—	—		(2,738)
Other income (loss)	4,162	—	—		4,162
Unrealized gain (loss) on investments and other	(489,904)	—	—		(489,904)
Realized gain (loss) on investments and other	78,782	—	—		78,782
Gain from acquisition	89	—	—		89
Income (loss) from continuing operations	(259,855)	25,682	(52,625)		(286,798)
Income (loss) from discontinued operations	131	—	—		131
Gain on sale from discontinued operations	17,198	—	—		17,198
Net income (loss)	(242,526)	25,682	(52,625)		(269,469)
Net (income) loss attributable to non-controlling interests	5,615	—	(12,780)	(5)	(7,165)
Preferred stock dividends	(20,925)	—	—		(20,925)
Contingently redeemable non-controlling interest accretion	(5,178)	—	—		(5,178)
Net income (loss) attributable to common stockholders	$(263,014)	$25,682	$(65,405)		$(302,737)
Net income (loss) per common share attributable to NorthStar Realty common stockholders (basic/diluted)					$(6.47)	(6)
Weighted average common shares (basic/diluted)					46,814	(6)

The following table presents the Company's unaudited pro forma consolidated balance sheet as of March 31, 2014 (dollars in thousands):

	As of March 31, 2014
	NorthStar Realty(1)		NSAM(1)	Pro forma Adjustments		Pro Forma
Assets
Cash and cash equivalents	$504,127		$(9,578)	$(121,700)	(7)	$372,849
Restricted cash	164,378		—	—		164,378
Operating real estate, net	2,327,914		—	—		2,327,914
Real estate debt investments, net	1,158,058		—	—		1,158,058
Investments in private equity funds, at fair value	571,903		—	—		571,903
Investments in and advances to unconsolidated ventures	144,282		—	—		144,282
Real estate securities, available for sale	978,381		—	—		978,381
Receivables	30,963		—	—		30,963
Receivables, related parties	29,169		(27,359)	—		1,810
Unbilled rent receivable	15,153		—	—		15,153
Derivative assets, at fair value	1,925		—	—		1,925
Deferred costs and intangible assets, net	96,666		—	—		96,666
Assets of properties held for sale	52,621		—	—		52,621
Other assets	137,278		(2,248)	(4,100)	(7)	130,930
Total assets	$6,212,818		$(39,185)	$(125,800)		$6,047,833

Liabilities
Mortgage and other notes payable	$2,110,623		$—	$—		$2,110,623
CDO bonds payable, at fair value	419,253		—	—		419,253
Securitization bonds payable	82,367		—	—		82,367
Credit facilities	62,030		—	—		62,030
Senior notes	481,118		—	—		481,118
Exchangeable senior notes	198,000		—	—		198,000
Junior subordinated notes, at fair value	213,200		—	—		213,200
Accounts payable and accrued expenses	73,591		(3,851)	—		69,740
Escrow deposits payable	104,421		—	—		104,421
Derivative liabilities, at fair value	30,717		—	—		30,717
Liabilities of properties held for sale	28,962		—	—		28,962
Other liabilities	73,732		—	—		73,732
Total liabilities	3,878,014		(3,851)	—		3,874,163
Commitments and contingencies
Equity
NorthStar Realty Stockholders’ Equity
Preferred stock	697,352		—	—		697,352
Common stock	1,635	(6)	—	41	(6)	1,676
Additional paid-in capital	2,502,884	(6)	—	4,976	(5) (6)	2,507,860
Retained earnings (accumulated deficit)	(902,619)		(35,334)	(125,800)	(7)	(1,063,753)
Accumulated other comprehensive income (loss)	4,152		—	—		4,152
Total NorthStar Realty Stockholders’ Equity	2,303,404		(35,334)	(120,783)		2,147,287
Non-controlling interests	31,400		—	(5,017)	(5)	26,383
Total equity	2,334,804		(35,334)	(125,800)		2,173,670
Total liabilities and equity	$6,212,818		$(39,185)	$(125,800)		$6,047,833
_____________________________________

(1)
Represents historical financial information of NorthStar Realty and NSAM. The financial information for the years ended December 31, 2013, 2012 and 2011 were audited by an independent registered public accounting firm. The financial information as of and for the three months ended March 31, 2014 and 2013 was reviewed by an independent registered public accounting firm.

(2)
Represents pro forma adjustments to reflect the base management fee to NSAM upon spin-off as set forth in the management agreement between NorthStar Realty and NSAM. The computation for the pro forma adjustment related to management fees is summarized as follows (dollars in thousands):

		Three Months Ended	Year Ended
		March 31, 2014	December 31, 2013
Base management Fee	(i)	$24,658	$100,000
Add:
Common equity raised	(ii)	2,402	374
Equity issued form exchangeable senior notes	(iii)	1,285	6
RXR Realty asset management business	(iv)	2,466	301
Total pro forma management fee	(v)	$30,811	$100,681
________________________
(i) Amounts are prorated based on number of days outstanding for the respective item through March 31, 2014 and December 31, 2013, respectively, and exclude the effects of NorthStar Realty’s  minority investment in Aerium Group, or Aerium, a pan-European real estate investment manager specializing in commercial real estate properties.
(ii) Represents 1.5% per annum of the net proceeds of all common equity and preferred equity issued by NorthStar Realty after December 10, 2013 through March 31, 2014 and December 31, 2013, respectively. NorthStar Realty raised net proceeds in common equity of $649.3 million on December 17, 2013.
(iii) Represents 1.5% per annum of NorthStar Realty equity issued in exchange or conversion of exchangeable senior notes based on the stock price at the date of issuance. On December 31, 2013 and January 31, 2014, 11.5 million and 15.7 million shares of common stock (not adjusted for the one-for-two reverse stock split), respectively, were issued in connection with the conversion of exchangeable senior notes of NorthStar Realty.
(iv) Represents the annual base management fee related to NorthStar Realty's interest in RXR Realty LLC’s, or RXR Realty, asset management business equal to the greater of: (a) $10 million or (b) for the applicable quarter, the portion of distributable cash flow from NorthStar Realty’s equity interest related to the asset management business of RXR Realty. There were no distributions made related to NorthStar Realty's equity interest in RXR Realty, therefore, the fee was calculated based on $10 million per annum from the date NorthStar Realty entered into an agreement with RXR Realty on December 20, 2013.
(v) Based on adjusted pro forma cash available for distribution, or CAD, per share, NSAM would not have met the necessary hurdle to receive any incentive fee for the periods presented.

(3)
Represents pro forma adjustments to reflect the base management fee to NSAM upon spin-off as set forth in the management agreement between NorthStar Realty and NSAM. Amount is based on the initial base management fee of $100 million prorated based on number of days outstanding for the respective periods presented and prior to the any adjustments to the base management fee outlined in footnote (2)(i)(ii)(iii)(iv) and (v).

(4)
Represents adjustments for salaries, equity-based compensation and general and administrative expenses. Salaries are based on an estimate of employees that would have been employed at NSAM. Following the spin-off, the existing employees of NorthStar Realty will become employees of NSAM. Executive officers, employees engaged in NorthStar Realty’s existing loan origination business and certain other employees will be co-employees of NSAM and NorthStar Realty. All of NorthStar Realty’s equity-based compensation will become an expense of NSAM for the periods presented as all current employees of NorthStar Realty will become employees of NSAM. General and administrative expenses, including operating expenses such as corporate overhead, are based on the expectation that NorthStar Realty's general and administrative expenses would represent approximately 20% of the aggregate general and administrative expenses of NorthStar Realty and NSAM post spin-off.

(5)
Amounts represent adjustments to eliminate non-controlling interests in NorthStar Realty’s former operating partnership, NorthStar Realty Finance Limited Partnership, as a result of the merger of the operating partnership into NorthStar Realty in connection with the Reorganization.  Non-controlling limited partnership interests in NorthStar Realty Finance Limited Partnership were issued one share of NorthStar Realty common stock for each limited partnership interest in connection with the Reorganization.

(6)	Amounts have been adjusted for the one-for-two reverse stock split of NorthStar Realty’s common stock which occurred in connection with the spin-off.

(7)
Represents the initial capitalization amount of NSAM upon completion of the spin-off plus an amount related to estimated transaction costs of $21.7 million to be paid by NSAM. Such estimate of transaction costs represents a factually supportable estimate. Through March 31, 2014, NorthStar Realty incurred $4.1 million of transaction costs on behalf of NSAM. Such costs were capitalized on NorthStar Realty’s consolidated balance sheet and were reflected as a reduction of equity upon consummation of the spin-off on June 30, 2014.